EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As Independent public accountants, we hereby consent to the incorporation of our reports dated January 26, 1999, included in this Form 10-K into the Company's previously filed Registration Statements Nos. 33-64622, 33-64624 and 33-76764 on Form S-8 and 333-56775 on Form S-3.



                                                 ARTHUR ANDERSEN LLP

Portland, Oregon,
     March 30, 1999